Earnings Call Presentation 1st Quarter 2018 April 30, 2018 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, April 30, 2018 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All dollar figures throughout the presentation are in $ millions (except earnings per share) unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation Results throughout this presentation are presented on a continuing operations basis with the exception of cash flow. With the pending sale of our EMEA and Pacific Rim businesses, we no longer adjust our sales for movements in foreign exchange rates as we expect these to have minimal impact on revenue. We remove the impact of certain discrete expenses and income. Examples include plant closures, restructuring actions, environmental site expenses and related insurance recoveries, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(1). Taxes for adjusted net income and adjusted diluted EPS are calculated using a constant 25% rate. Segment SG&A cost structures reflect updated cost allocation methodology. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of operating income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation, nor do we expect to make cash contributions to the plan in 2018.

Consolidated Company Key Metrics - First Quarter 2018 As reported Operating Income: $50 in 2018 and $57 in 2017 As reported EPS: $0.76 in 2018 and $0.65 in 2017 2018 2017 Variance Net Sales $227.3 $219.8 3.4121929026387665E-2 Adj. EBITDA $78.849778999999998 64 $75.223873999999995 4.8201519108149071E-2 % of Sales 0.34675048632276806 0.34174564936852175 50 Adj. Earnings Per Share (2) $0.79080849056603786 $0.74429062962962989 6.2499592342786785E-2 Adj. Free Cash Flow $32 $5 Fav Net Debt $725.7 $690.6 $35.100000000000023

Adjusted EBITDA Bridge – First Quarter 2018 vs. PY ($2) $5 ($4) $3 $2 ($2) Adjusted EBITDA up 5% $2 (1) (1) Other includes discontinued operation costs recognized in the Americas and international cost allocation adjustments.

Adjusted Free Cash Flow Bridge – First Quarter 2018 vs. PY $6 Adjusted Free Cash Flow includes the receipt of cash (net of $26) from insurance settlements reached in the second half of 2017

Mineral fiber sales grew 0.5% boosted by positive price and mix driving AUV, offset by volume decline EBITDA remained flat for the quarter as AUV gains and SG&A savings were offset by lower volume and inflation in freight and raw materials Mineral Fiber First Quarter Results Strong productivity and SG&A savings helped offset volume Key Highlights 2017 Q1 Adjusted EBITDA $70 AUV 6 Fall through of mix and price Volume -7 Volume decline driven by one less shipping day and weather Manufacturing & Input Costs 0 Productivity gains offset by inflation in freight and raw materials SG&A 3 Benefited from changes to sales and support costs between AWI and WAVE WAVE -2 Higher steel costs and changes to sales and support costs between WAVE and parents 2018 Q1 Adjusted EBITDA $70

Sales up 22% driven by organic sales growth Profitability up 70% driven by higher sales volume from new construction activity and increased market penetration Architectural Specialties First Quarter Results Strong quarter on both the top and bottom line Key Highlights 2017 Q1 Adjusted EBITDA $5 Sales 4 Strong organic growth SG&A 1 SG&A synergies Period Expense (1) Slightly higher period expense versus prior year quarter 2018 Q1 Adjusted EBITDA $9 EBITDA up 70%

2018 Guidance $3.60 – $3.82 19% – 27% YoY Growth $3.02 Adjusted EBITDA Adjusted EPS(1) Adjusted Free Cash Flow(2) Revenue $894 $319(3) $935– $955 5% – 7% YoY Growth $345 – $360 >10% YoY Growth $175 – $190 20% – 30% YoY Growth $147 As reported expected earnings per share in 2018 of $3.94 - $4.13. 2017 EPS calculated using 54 million shares. Cash flow from operations includes international discontinued operations and dividends from the WAVE JV. Change due to pension accounting from $317. 0% - 2% Mineral Fiber volume >10% Architectural Specialties volume >3% Average Unit Value (AUV) increase 3% – 4% earnings contribution from AUV Architectural Specialties volume contribution Manufacturing productivity over inflation First phase of restructuring savings in 2018 $180 cash flow from operations $70 of total capital expenditures Cash tax rate 20% – 25% 2017 Results 2018 Guidance $35 of interest expense 25% tax rate for both 2017 and 2018 52 million average diluted shares outstanding

Appendix

Adjusted EBITDA Reconciliation CONSOLIDATED For the Three MonthsEnded March 31, qtr YTD 2018 2017 V 2016 V Earnings from continuing operations, Reported 41.2 35.500000000000014 5.6999999999999886 99 122 rounding Add: Tax expense 8.1999999999999993 21.8 -13.600000000000001 51 -50 Earnings before tax, Reported 49.400000000000006 57.300000000000011 -7.9000000000000057 151 71 rounding Less: Interest/other expense 0 0 0 -38 5 Operating Income, Reported 49.6 57.3 -7.6999999999999957 189 66 Add: U.S. pension expense 1.4346810000000001 2.085121 -0.65043999999999991 13 -18 Add: Cost Reduction Initiatives 0.60928300000000002 0 0.60928300000000002 0 7 Add: Net Proforma International Allocations, Other 2.8489149999999999 1.2 1.6489149999999999 0 8 Add: Net Environmental Recoveries 1.354652 0.69169400000000003 0.66295799999999994 0 -15 Add: Depreciation and Amortization 22.863247999999999 13.662050999999998 9.2011970000000005 55 12 Adjusted EBITDA 78.849778999999998 75.223873999999995 3.625905000000003 295 22 rounding

Adjusted Diluted Earnings Per Share Reconciliation Based on ~53 million diluted shares outstanding for the three months ended March 31, 2018 and ~54 million diluted shares outstanding for the three months ended March 31, 2017. CONSOLIDATED For the Three MonthsEnded March 31, 2018 Per DilutedShare(1) 2017 Per DilutedShare(1) V Qtr YTD Earnings from continuing operations, As Reported 41.2 $0.76 35.500000000000014 $0.65 5.6999999999999886 rounding Add: Income tax expense, as reported 8.1999999999999993 21.8 -13.600000000000001 Earnings from continuing operations before income taxes, As Reported 49.400000000000006 57.300000000000011 -7.9000000000000057 rounding rounding (Less): U.S. Pension (Credit) -6 -6 0 Add: Cost reduction initiatives 8.3092830000000006 0 8.3092830000000006 Add: Net Proforma International Allocations, Other 2.8489149999999999 1.2 1.6489149999999999 Add: Net Environmental Expenses 1.354652 0.69169400000000003 0.66295799999999994 Add: Foreign Exchange Movements 0 0 0 Adjusted earnings from continuing operations before income taxes 55.912850000000006 53.191694000000012 2.7211559999999935 Add: Adjusted tax (expense) @ 25% for 2018 and 2017 -14 -13 -1 Adjusted net income 41.912850000000006 $0.79080849056603786 40.191694000000012 $0.74429062962962989 1.7211559999999935

Adjusted Free Cash Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. Q1 2018 Q1 2017 As Reported Net cash provided by operating activities $26 $10.599999999999993 As Reported Net cash provided by (used for) investing activities $5.8000000000000007 $-37.5 Subtotal $31.8 $-26.900000000000006 Add: Acquisitions $0 $31.4 Adjusted Free Cash Flow (1) $31.8 $5

Segment Reported Operating Income (Loss) to Adjusted EBITDA Q1 2018 vs. PY MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE rounding factor 2016 V 2018 2017 V 2018 2017 V 2018 2017 V Operating Income (Loss) – As Reported 43.7 55.5 -11.799999999999997 8.3000000000000007 4.8 3.5000000000000009 -2.4 -3 0.60000000000000009 Add: U.S. pension expense 0 0 0 0 0 0 1.4346810000000001 2.085121 -0.65043999999999991 Add: Cost Reduction Initiatives 0.60928300000000002 0 0.60928300000000002 0 0 0 0 0 0 Add: Net Proforma International Allocations, Other 2 0.52500000000000002 1.4750000000000001 0 0 0 0.84891499999999986 0.67500000000000004 0 check cell n12, was not working properly Add: Net Environmental Expenses 1.354652 0.69169400000000003 0.66295799999999994 0 0 0 0 0 0 Add: Depreciation and Amortization 22.335254000000006 13.180316000000005 9.1549380000000014 0.44591399999999837 0.40786800000000056 3.8045999999997804E-2 0.11640399999999995 0.1 1.6403999999999946E-2 EBITDA – Adjusted 69.991274000000004 70.105636000000004 0 8.8585049999999992 5.2161980000000003 3.6423069999999989 0 0 0

Net Sales & EBITDA – Guidance Reconciliation Net Sales Adjusted EBITDA For the Year Ending December 31, 2018 Low to High Reported Net Sales $935 to $955 For the Year Ending December 31, 2018 Low to High Net income $205 to $215 Add: Interest expense 35 35 Add: Income tax expense 65 70 Operating income $305 to $320 Add: U.S. pension expense -20 -20 Add: D&A 60 60 Adjusted EBITDA $345 to $360

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2018 is calculated based on an adjusted effective tax rate of 25% and based on ~52 million of diluted shares outstanding. For the Year Ending December 31, 2018 Low to High Net cash provided by operating activities $175 to $190 Add: Return of investment from joint venture 70 70 Adjusted net cash provided by operating activities $245 to $260 Less: Capital Expenditures -70 -70 Adjusted Free Cash Flow $175 to $190 For the Year Ending December 31, 2018 Low Per DilutedShare(1) to High Per DilutedShare(1) Net Income $205 $3.94 to $215 $4.13 Add: Interest Expense 35 35 Add: Income Tax Expense 65 70 Operating Income $305 to $320 Less: U.S. Pension (Credit) -20 -20 Less: Interest expense -35 -35 Adjusted Earnings before Income Taxes $250 to $265 Less: Income Tax Expense -63 -66.25 Adjusted Net Income $187 $3.6 to $198.75 $3.82